                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          -----------------------------


                                    FORM 8-K
                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): August 27, 2003


               COMMISSION          EXACT NAME OF REGISTRANT AS SPECIFIED IN                      I.R.S. EMPLOYER
                 FILE                ITS CHARTER, STATE OF INCORPORATION,                        IDENTIFICATION
                NUMBER                  ADDRESS AND TELEPHONE NUMBER                                    NO.
                ------                  ----------------------------                                    ---
                1-11607                  DTE Energy Company                                          38-3217752
                                         (a Michigan corporation)
                                         2000 2nd Avenue
                                         Detroit, Michigan 48226-1279
                                         (313) 235-4000


                1-2198                   The Detroit Edison Company                                  38-0478650
                                         (a Michigan Corporation)
                                         2000 2nd Avenue
                                         Detroit, Michigan 48226-1279
                                         (313) 235-8000




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ITEM 5. OTHER EVENTS

         Today, August 27, 2003, DTE Energy Company ("DTE Energy") issued a Press Release, which reported that its electric utility, Detroit Edison Company, intends to seek recovery of costs related to the August 2003 blackout. For a detailed discussion, please see DTE Energy's Press Release dated August 27, 2003, attached as Exhibit 99.1.

ITEM 7.    EXHIBITS

99.1            Press Release of DTE Energy Company dated August 27, 2003


FORWARD-LOOKING STATEMENTS:

         This Form 8-K contains "forward-looking statements" that are subject to risks and uncertainties. They should be read in conjunction with the forward-looking statements in DTE Energy's and Detroit Edison's 2002 Form 10-K
Item 1 (incorporated by reference herein), and in conjunction with other SEC reports filed by DTE Energy and Detroit Edison that discuss important factors that could cause DTE Energy's and Detroit Edison's actual results to differ materially. DTE Energy and Detroit Edison expressly disclaim any current intention to update any forward-looking statements contained in this document as a result of new information or future events.



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



SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned, hereunto duly authorized.

Date:    August 27, 2003

                                              DTE ENERGY COMPANY
                                              (Registrant)


                                              /s/ N. A. Khouri
                                              ----------------------------
                                              N. A. Khouri
                                              Vice President and Treasurer



                                              THE DETROIT EDISON COMPANY
                                              (Registrant)


                                              /s/ N. A. Khouri
                                              ----------------------------
                                              N. A. Khouri
                                              Vice President and Treasurer






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




                                  EXHIBIT INDEX



EXHIBIT
NUMBER            DESCRIPTION

99.1              Press Release of DTE Energy Company dated August 27, 2003.




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